EQUITY	6 Months Ended
Jun. 30, 2023
Equity [abstract]
EQUITY	EQUITY
The partnership’s capital structure is comprised of five classes of partnership units: GP Units, LP Units, Redeemable/Exchangeable Partnership Units (“REUs”), special limited partnership units of the operating partnership (“Special LP Units”) and FV LTIP units of the operating partnership (“FV LTIP Units”). In addition, the partnership issued Class A Cumulative Redeemable Perpetual Preferred Units, Series 1 in the first quarter of 2019, Class A Cumulative Redeemable Perpetual Preferred Units, Series 2 in the third quarter of 2019 and Class A Cumulative Redeemable Perpetual Preferred Units, Series 3 in the first quarter of 2020 (“Preferred Equity Units”).

a)General and limited partnership equity
GP Units entitle the holder to the right to govern the financial and operating policies of the partnership. The GP Units are entitled to a 1% general partnership interest.

LP Units entitle the holder to their proportionate share of distributions. Each LP Unit entitles the holder thereof to one vote for the purposes of any approval at a meeting of limited partners, provided that holders of the REUs that are exchanged for LP Units will only be entitled to a maximum number of votes in respect of the REUs equal to 49% of the total voting power of all outstanding units.

General Partnership Units
There were 138,875 GP Units outstanding at June 30, 2023 and December 31, 2022.

Limited Partnership Units
There were 321,046,797 and 298,985,982 LP Units outstanding at June 30, 2023 and December 31, 2022, respectively.

b)Units of the operating partnership held by Brookfield Corporation

Redeemable/Exchangeable Partnership Units
There were 567,854,792 and 529,473,303 REUs outstanding at June 30, 2023 and December 31, 2022, respectively.

Special Limited Partnership Units
Brookfield Property Special L.P. is entitled to receive equity enhancement distributions and incentive distributions from the operating partnership as a result of its ownership of the Special LP Units.

There were 5,797,155 and 4,759,997 Special LP Units outstanding at June 30, 2023 and December 31, 2022, respectively.

c)FV LTIP Units
The operating partnership issued FV LTIP Units under the Brookfield Property L.P. FV LTIP Unit Plan to certain participants. Each FV LTIP unit will vest over a period of five years and is redeemable for cash payment. There were 831,866 and 1,571,709 FV LTIP Units outstanding at June 30, 2023 and December 31, 2022, respectively.

d)    Preferred Equity Units
The partnership’s preferred equity consists of 7,360,000 Class A Cumulative Redeemable Perpetual Preferred Units, Series 1 at $25.00 per unit at a coupon rate of 6.5%, 10,000,000 Class A Cumulative Redeemable Perpetual Preferred Units, Series 2 at $25.00 per unit at a coupon rate of 6.375% and 11,500,000 Class A Cumulative Redeemable Perpetual Preferred Units, Series 3 at $25.00 per unit at a coupon rate of 5.75%. At June 30, 2023, preferred equity units had a total carrying value of $699 million (December 31, 2022 - $699 million).
e)    Distributions
Distributions made to each class of partnership units, including units of subsidiaries that were exchangeable into LP Units, are as follows:

	Three months ended Jun. 30,		Six months ended Jun. 30,
(US$ Millions, except per unit information)	2023	2022	2023	2022
Limited Partners	$112	$104	$217	$209
Holders of:
REUs	199	187	384	371
Special LP Units	1	—	3	3
FV LTIP Units	—	—	1	1
Total	$312	$291	$605	$584
Per unit(1)	$0.35	$0.35	$0.70	$0.70
(1)Per unit outstanding on the distribution record date.